UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 9, 2020

AMERICOLD REALTY TRUST
AMERICOLD REALTY OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in its charter)

Maryland	(Americold Realty Trust)	001-34723	93-0295215
Delaware	(Americold Realty Operating Partnership, L.P.)		01-0958815
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway,	South Tower, Suite 600
Atlanta,	Georgia	30328
(Address of principal executive offices)		(Zip Code)

(678) 441-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	COLD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Americold Realty Trust:	Emerging growth company	☐
Americold Realty Operating Partnership, L.P.:	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Americold Realty Trust:	☐
Americold Realty Operating Partnership, L.P.:	☐

Item 8.01 — Other Events.
On January 9, 2020, Americold Realty Trust (the “Company”) issued a press release announcing the completion of its previously announced acquisition of Nova Cold Logistics from Brookfield Business Partners L.P. for CAD $337 million (the “Nova Cold Acquisition”). The Company also announced the completion of its acquisition of all of the equity interests in Newport-St. Paul Cold Storage Company, LLC and G.F. Storage, LLC, which own a cold storage facility in Minnesota, for $56,000,000 (the “Newport Acquisition”).
The Nova Cold Acquisition, which closed on January 2, 2020, was funded using a combination of cash on the balance sheet, the Company’s corporate revolver and proceeds from the Company’s second quarter 2019 equity forward, which settled concurrently with the closing of the acquisition. Pursuant to the previously disclosed terms of the 2019 equity forward, the Company delivered 8,250,000 shares of its common stock to the forward purchasers. The Newport Acquisition, which also closed on January 2, 2020, was funded using cash on the balance sheet.
A copy of the press release is furnished with this report as Exhibit 99.1.
In connection with the acquisition, the Company entered into an amendment to its revolving credit facility to add Canadian-based borrowers to the facility. A copy of the amendment is filed with this report as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Consent and First Amendment to Credit Agreement.
99.1	Press Release dated January 9, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 9, 2020

AMERICOLD REALTY TRUST

By:	/s/ James C. Snyder, Jr.
Name: James C. Snyder, Jr.
Title: Chief Legal Officer, Executive Vice President and Secretary